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                                                                   Exhibit 10.27

                    THIRD AMENDMENT TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

      THIS THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of June 28, 2001 (this "AMENDMENT"), is entered into among AMPHENOL FUNDING CORP., a Delaware corporation (the "SELLER"), AMPHENOL CORPORATION, a Delaware corporation ("AMPHENOL"), POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, a Delaware corporation (the "PURCHASER"), and BMO NESBITT BURNS CORP. (formerly, "Nesbitt Burns Securities, Inc."), a Delaware corporation, as the agent for the Purchaser (in such capacity, the "AGENT").

                                   RECITALS:

      WHEREAS the Seller, Amphenol, the Purchaser and the Agent are parties to the Amended and Restated Receivables Purchase Agreement dated as of May 19, 1997, as amended as of September 26, 1997 and June 30, 2000, respectively (as so amended, the "AGREEMENT"); and

      WHEREAS, the parties hereto desire to further amend the Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. DEFINED TERMS. Capitalized terms used but not defined herein have the meaning set forth in the Agreement and Appendix A thereto. In addition, the following terms have the following respective meanings:

      2. Section 1.05(a) of the Agreement is hereby amended and restated in its entirety as follows:

            (a) The "COMMITMENT TERMINATION DATE" shall be the earlier of (i)
      (A) May 19, 2004 with respect to the amount described in clause (i) of the definition of "Purchase Limit" and (B) September 30, 2001 with respect to the amount described in clause (ii) of the definition of "Purchase Limit" (such dates, as may be extended, collectively herein called the "SCHEDULED COMMITMENT TERMINATION DATE"), and (ii) the date of termination of the Commitment pursuant to SECTION 1.06 or SECTION 9.02.

      3. REPRESENTATIONS AND WARRANTIES. Each of the Seller (as to itself) and Amphenol (as to itself and with respect to each other Originator) hereby represents and warrants to the Purchaser and the Agent as follows:

                                                              THIRD AMENDMENT TO
                                                        AMENDED AND RESTATED RPA
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            (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Sections 6.01 and 6.02 of the Agreement are true and correct as of the date hereof.

            (b) ENFORCEABILITY. The execution and delivery by it of this Amendment and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. The Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (c) NO DEFAULT. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

      4. EFFECT OF AMENDMENT. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement," "hereof," "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

      5. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, in form and substance satisfactory to the Agent in its reasonable discretion:

            (a) an original of this Amendment duly executed and delivered by each of the parties hereto or thereto;

            (b) an acknowledgment and acceptance from Capital Markets Assurance Corporation;

            (c) evidence that the payment of all invoiced costs and expenses of the Purchaser, the Agent and their respective Affiliates (including, without limitation, the reasonable fees and expenses of counsel) pursuant to Section 14.06(a)(i) of the Agreement; and

            (d) within 10 days after the date hereof, certified copies of the resolutions of the boards of directors of each of the Seller and Amphenol authorizing this Amendment, with a certified certificate of incumbency for the officers of the Seller and Amphenol authorized to execute this Amendment;

                                                              THIRD AMENDMENT TO
                                       2                AMENDED AND RESTATED RPA
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      6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      8. SECTION HEADINGS. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.


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                                                              THIRD AMENDMENT TO
                                       3                AMENDED AND RESTATED RPA
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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        AMPHENOL FUNDING CORP.

                                        By: /s/ Edward G. Jepsen
                                            ------------------------------------
                                            Name: Edward G. Jepsen
                                            Title: Executive Vice President
                                                    and Chief Financial Officer


                                        AMPHENOL CORPORATION

                                        By: /s/ Edward G. Jepsen
                                            ------------------------------------
                                            Name: Edward G. Jepsen
                                            Title: Executive Vice President
                                                    and Chief Financial Officer


                                                              THIRD AMENDMENT TO
                                      S-1               AMENDED AND RESTATED RPA
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                                        POOLED ACCOUNTS RECEIVABLE
                                        CAPITAL CORPORATION, as Purchaser

                                        By: /s/ Andy Yan
                                            ------------------------------------
                                            Name: Andy Yan
                                            Title: Vice President


                                        BMO NESBITT BURNS CORP., as Agent

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                                              THIRD AMENDMENT TO
                                      S-2               AMENDED AND RESTATED RPA
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                                        POOLED ACCOUNTS RECEIVABLE
                                        CAPITAL CORPORATION as Purchaser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BMO NESBITT BURNS CORP., as Agent

                                        By: /s/ David J. Kucera
                                            ------------------------------------
                                            Name: DAVID J. KUCERA
                                            Title: MANAGING DIRECTOR

                                        By:  /s/ Jeffrey J. Phillips
                                            ------------------------------------
                                             Name: JEFFREY J. PHILLIPS
                                             Title: MANAGING DIRECTOR


                                                              THIRD AMENDMENT TO
                                      S-2               AMENDED AND RESTATED RPA